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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 or 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

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                          DATE OF REPORT: JULY 14, 1998

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                       HUNTINGTON BANCSHARES INCORPORATED
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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    Maryland                         0-2525                     31-0724920
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(STATE OR OTHER               (COMMISSION FILE NO.)           (IRS EMPLOYER
JURISDICTION OF                                           IDENTIFICATION NUMBER)
INCORPORATION OR
ORGANIZATION)

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                                Huntington Center
                              41 South High Street
                              Columbus, Ohio 43287
                                 (614) 480-8300
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)

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ITEM  5.  OTHER EVENTS.

         On July 14, 1998, Huntington Bancshares Incorporated ("Huntington") issued a news release announcing its earnings for the second quarter and six months ended June 30, 1998. The information contained in the news release, which is attached as an exhibit to this report, is incorporated herein by reference.

         On July 21, 1998, Huntington filed a Request for Withdrawal of its Registration Statement on Form S-3, Registration No. 333-48667, that was originally filed with the Securities and Exchange Commission on March 26, 1998. Huntington is withdrawing the Registration Statement because it does not intend to conduct the offering of shares of Common Stock contemplated in the Registration Statement. No shares of Common Stock of Huntington have been sold, or will be sold, pursuant to the Registration Statement.

         The information contained or incorporated by reference in this Current Report on Form 8-K may contain forward-looking statements which are subject to numerous assumptions, risks, and uncertainties. Actual results could differ materially from those contained or implied by such statements for a variety of factors, including: changes in economic conditions, movements in interest rates, competitive pressures on product pricing and services, success and timing of business strategies, and the nature and extent of legislative and regulatory actions and reforms.


ITEM  7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits.

         Exhibit 99 -- News release of Huntington Bancshares Incorporated, dated
                       July 14, 1998.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               HUNTINGTON BANCSHARES INCORPORATED

Date: July 21, 1998            By:  /s/ Gerald R. Williams
                                   ---------------------------------------------
                                    Gerald R. Williams, Executive Vice President
                                                     and Chief Financial Officer
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                                  EXHIBIT INDEX

Exhibit No.       Description                                            Page

    99  *         News release of Huntington Bancshares
                  Incorporated issued on July 14, 1998.


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*  Filed with this report.